                                                                    Exhibit 99.2


                                                                  EXECUTION COPY


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                               BARCLAYS BANK PLC,

                                    Purchaser




                          AMERICAN HOME MORTGAGE CORP.,

                                     Seller









                        MORTGAGE LOAN PURCHASE AGREEMENT




                          Dated as of November 1, 2006







                     Conventional, Fixed and Adjustable Rate
                           Residential Mortgage Loans






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



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01        Defined Terms..............................................1


                                   ARTICLE II

                              AGREEMENT TO PURCHASE

Section 2.01        Agreement to Purchase.....................................14


                                   ARTICLE III

                               MORTGAGE SCHEDULES

Section 3.01        Preliminary Mortgage Schedule.............................15
Section 3.02        Delivery of Mortgage Loan Schedule........................15


                                   ARTICLE IV

                                 PURCHASE PRICE

Section 4.01        Purchase Price............................................15


                                    ARTICLE V

                          EXAMINATION OF MORTGAGE FILES

Section 5.01        Examination of Mortgage Files.............................16


                                   ARTICLE VI

                       CONVEYANCE FROM SELLER TO PURCHASER

Section 6.01        Conveyance of Mortgage Loans..............................16
Section 6.02        Books and Records.........................................17
Section 6.03        Delivery of Mortgage Loan Documents.......................17
Section 6.04        Quality Control Procedures................................18
Section 6.05        MERS Designated Loans.....................................19

                                  ARTICLE VII

                         SERVICING OF THE MORTGAGE LOANS

Section 7.01        Servicing.................................................19


                                  ARTICLE VIII



                                   [RESERVED]



                                   ARTICLE IX

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                       OF THE SELLER; REMEDIES FOR BREACH

Section 9.01        Representations and Warranties Regarding the Seller.......19
Section 9.02        Representations and Warranties Regarding Individual
                        Mortgage Loans........................................24
Section 9.03        Remedies for Breach of Representations and Warranties.....38
Section 9.04        Repurchase of Mortgage Loans with First Payment Defaults..40
Section 9.05        Premium Recapture.........................................41


                                    ARTICLE X

                                     CLOSING

Section 10.01       Conditions to Closing.....................................41


                                   ARTICLE XI

                                CLOSING DOCUMENTS

Section 11.01       Required Closing Documents................................42


                                   ARTICLE XII

                                      COSTS

Section 12.01       Costs.....................................................43


                                  ARTICLE XIII

                   COOPERATION OF SELLER WITH A RECONSTITUTION

Section 13.01       Reconstitution of Mortgage Loans..........................44

                                   ARTICLE XIV

                                   THE SELLER

Section 14.01       Additional Indemnification by the Seller; Third Party
                        Claims................................................45
Section 14.02       Merger or Consolidation of the Seller.....................46


                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

Section 15.01       Financial Statements......................................47
Section 15.02       Mandatory Delivery; Grant of Security Interest............47
Section 15.03       Notices...................................................48
Section 15.04       Severability Clause.......................................49
Section 15.05       Counterparts..............................................49
Section 15.06       Governing Law.............................................49
Section 15.07       Intention of the Parties..................................49
Section 15.08       Successors and Assigns; Assignment of Purchase Agreement..49
Section 15.09       Waivers...................................................50
Section 15.10       Exhibits..................................................50
Section 15.11       General Interpretive Principles...........................50
Section 15.12       Reproduction of Documents.................................51
Section 15.13       Further Agreements........................................51
Section 15.14       Recordation of Assignments of Mortgage....................51
Section 15.15       No Solicitation...........................................51
Section 15.16       Waiver of Trial by Jury...................................52
Section 15.17       Governing Law Jurisdiction; Consent to Service of Process.52


                                   ARTICLE XVI

                          COMPLIANCE WITH REGULATION AB

Section 16.01       Intent of the Parties; Reasonableness.....................52
Section 16.02       Additional Representations and Warranties of the Seller...53
Section 16.03       Information to Be Provided by the Seller..................54
Section 16.04       Indemnification; Remedies.................................56

                                    EXHIBITS

EXHIBIT A         CONTENTS OF EACH MORTGAGE FILE
EXHIBIT B         INDEMNIFICATION AND CONTRIBUTION AGREEMENT
EXHIBIT C         FORM OF SELLER'S OR SERVICER'S OFFICER'S CERTIFICATE
EXHIBIT D         FORM OF OPINION OF COUNSEL TO THE SELLER OR SERVICER
EXHIBIT E         FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT F         FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT G         UNDERWRITING GUIDELINES
EXHIBIT H         FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT
EXHIBIT I         FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

     This MORTGAGE LOAN PURCHASE AGREEMENT (the "Agreement"), dated as of November 1, 2006, by and between Barclays Bank PLC, a public limited liability company, registered in England and Wales under company number 1026167, having an office at 200 Park Avenue, New York , New York 10166 (the "Purchaser"), and American Home Mortgage Corp., a New York corporation, having an office at 538 Broadhollow Road, Melville, New York 11747 (the "Seller").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain conventional fixed and adjustable rate residential first-lien and second lien residential mortgage loans (the "Mortgage Loans") on a servicing retained basis as described herein, and which shall be delivered in pools of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date");


     WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package;


     WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and


     WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer or a public or private, rated or unrated Securitization Transaction;

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

     Section 1.01   Defined Terms.
                    --------------

     For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

     Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan purchased pursuant to this Agreement.

     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agency Transfer: A Fannie Mae Transfer or a Freddie Mac Transfer.

     Agreement: This Mortgage Loan Purchase Agreement and all amendments hereof and supplements hereto.

     ALTA: The American Land Title Association or any successor thereto.

     Ancillary Income: All late charges, assumption fees, escrow account benefits, reinstatement fees, and similar types of fees arising from or in connection with any Mortgage, to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

     Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

     Assignment and Conveyance Agreement: As defined in Section 6.01.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

     Balloon Mortgage Loan: Any Mortgage Loan (a) that requires only payments of interest until the stated maturity date of the Mortgage Loan or (b) for which Monthly Payments of principal (not including the payment due on its stated maturity date) are based on an amortization schedule that would be insufficient to fully amortize the principal thereof by the stated maturity date of the Mortgage Loan.

     Business Day: Any day other than (i) a Saturday or Sunday, (ii) a day on which banking and savings and loan institutions, in the State of New York or the State in which the Seller's servicing operations are located or (iii) the state in which the Custodian's operations are located, are authorized or obligated by law or executive order to be closed.

     Closing Date: The date or dates on which the Purchaser from time to time shall purchase, and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

     CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value as determined pursuant to the Underwriting Guidelines of the related Mortgaged Property as of the origination of the Second Lien Loan.

     Code: Internal Revenue Code of 1986, as amended.

     Commission: The United States Securities and Exchange Commission.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Co-op: A private, cooperative housing corporation, having only one class of stock outstanding, which owns r leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Co-op Lease.

     Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

     Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

     Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

     Custodial Account: The separate trust account created and maintained pursuant to Section 2.04 of the Servicing Agreement (with respect to each Mortgage Loan, as specified therein).

     Custodial Agreement: The agreement(s) governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents. If more than one Custodial Agreement is in effect at any given time, all of the individual Custodial Agreements shall collectively be referred to as the "Custodial Agreement."

     Custodian: Wells Fargo Bank, N.A., a national banking association, and its successors in interest or permitted assigns or any successor to the Custodian under the Custodial Agreement as therein provided.

     Cut-off Date: The date or dates designated as such on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

     Deemed  Material  and  Adverse  Representation:   Each  representation  and
warranty identified as such in Section 9.02 of this Agreement.

     Deleted Mortgage Loan: A Mortgage Loan that is repurchased or replaced or to be replaced with a Qualified Substitute Mortgage Loan by the Seller in accordance with the terms of this Agreement.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Determination Date: The earlier of two (2) Business Days prior to the related Remittance Date, or the 15th day of the month in which the related Remittance Date occurs or, if such date is not a Business Day, the immediately following Business Day.

     Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     Escrow Account:  The separate  account  created and maintained  pursuant to
Section 2.06 of the Servicing Agreement (with respect to each Mortgage Loan, as specified therein.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

     Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide, and all amendments or additions thereto.

     Fannie Mae Transfer: As defined in Article XIII.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: The Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

     First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

     Fitch: Fitch, Inc., or its successor in interest.

     Fixed Rate Mortgage Loan: A fixed rate mortgage loan purchased pursuant to this Agreement.

     Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

     Freddie Mac Transfer: As defined in Article XIII.

     Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

     High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), (b) with an "annual percentage rate" or total "points and fees" payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set forth by HOEPA and its implementing regulations, including 12 C.F.R. ss. 226.32(a)(1)(i) and (ii), (c) classified as a "high cost home," "threshold," "covered," (excluding New Jersey "Covered Home Loans" as that term was defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or
(d) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

     Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

     HUD: The Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA Mortgage Insurance. The term "HUD," for purposes of this --- Agreement, is also deemed to include subdivisions thereof such as the FHA and Government National Mortgage Association.

     Index: The index indicated in the related Mortgage Note for each Adjustable Rate Mortgage Loan.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

     Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

     Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

     Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the Lifetime Rate Cap set forth as an amount per annum on the related Mortgage Loan Schedule.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated), to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

     LPMI Fee: With respect to each Mortgage Loan which has an LPMI Policy, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

     LPMI Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable under the Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located, pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.

     MERS:  Mortgage   Electronic   Registration   Systems,   Inc.,  a  Delaware
corporation, and its successors in interest.

     MERS Designated Mortgage Loan: Mortgage Loans for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedures Manual and (b) the Seller has designated or will designate the Purchaser as the Investor on the MERS System.

     MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

     MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

     MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

     Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

     Moody's: Moody's Investors Service, Inc., and any successor thereto.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Loan, or a second lien, in the case of a Second Lien Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create, with respect to a First Lien Loan, a first lien, and with respect to a Second Lien Loan, a second lien, in each case, upon a leasehold estate of the Mortgagor. With respect to a Co-op Loan, the Security Agreement.

     Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit A annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

     Mortgage Interest Rate Cap: With respect to an Adjustable Rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

     Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan riginally sold and subject to this Agreement being identified on the applicable Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

     Mortgage Loan Documents: The documents required to be delivered to the Custodian pursuant to Section 6.03 with respect to any Mortgage Loan.

     Mortgage Loan Package: Each pool of Mortgage Loans, which shall be purchased by the Purchaser from the Seller from time to time on each Closing Date.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate and LPMI Fee, if applicable.

     Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgagor is self-employed; (5) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (6) the number and type of residential units constituting the Mortgaged Property (e.g., single family residence, a two- to four-family dwelling, condominium, planned unit development or cooperative); (7) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) with respect to each First Lien Loan, the Loan-to-Value Ratio at origination, and with respect to each Second Lien Loan, the CLTV at origination; (9) the Mortgage Interest Rate as of the related Cut-off Date; (10) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, the Due Date; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the related Cut-off Date; (13) the last payment date on which a payment was actually applied to the outstanding principal balance; (14) the original principal amount of the Mortgage Loan; (15) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (16) with respect to each Adjustable Rate Mortgage Loan, the Interest Rate Adjustment Date; (17) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (18) with respect to each
Adjustable Rate Mortgage Loan, the Lifetime Rate Cap under the terms of the Mortgage Note; (19) with respect to each Adjustable Rate Mortgage Loan, a code indicating the type of Index; (20) the type of Mortgage Loan (i.e., Fixed Rate or Adjustable Rate Mortgage Loan, First or Second Lien Loan); (21) a code indicating the purpose of the loan (i.e., purchase, rate/term refinance, equity take-out refinance); (22) a code indicating the documentation style (i.e. no documents, full, alternative, reduced, no income/no asset, stated income, no ratio, reduced or NIV); (23) asset verification (Y/N); (24) the loan credit classification (as described in the Underwriting Guidelines); (25) whether such Mortgage Loan provides for a Prepayment Penalty; (26) the Prepayment Penalty period of such Mortgage Loan, if applicable; (27) a description of the Prepayment Penalty, if applicable; (28) the Mortgage Interest Rate as of origination; (29) the credit risk score (FICO score); (30) the date of origination; (31) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjustment period; (32) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjustment percentage; (33) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate floor;
(34) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (35) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap as of the first Interest Rate Adjustment Date; (36) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; (37) a code indicating whether the Mortgage Loan is a Home Loan; (38) the original Monthly Payment due; (39) the Appraised Value; (40) appraisal verification (Y/N); (41) type of appraisal verification, if any; (42) a code indicating whether the Mortgage Loan is covered by a PMI Policy and, if so, identifying the PMI Policy provider; (43) PMI coverage percentage; (44) in connection with a condominium unit, a code indicating whether the condominium project where such unit is located is low-rise or high-rise; (45) a code indicating whether the Mortgaged Property is a leasehold estate; (46) the MERS Identification Number, if applicable; (47) a code indicating the documentation style, as required by Standard & Poor's criteria; (48) number of times previously 30+ delinquent (if applicable); and (49) with respect to each Option ARM Mortgage Loan, (a) a detailed transaction history indicating how all payments were applied, (b) negative amortization indicator (Y/N), (c) the total negative amortization amount as of the Closing Date, (d) the maximum negative amortization percentage,
(e) the recast period, and (f) all adjustable rate change histories. With respect to the Mortgage Loans in the aggregate, the related Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off
Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average maturity of the Mortgage Loans; (5) the average principal balance of the Mortgage Loans; (6) the applicable Cut-off Date; and (7) the applicable Closing Date.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgagor's real property (or leasehold estate, if applicable) securing repayment of a related Mortgage Note, consisting of an unsubordinated estate in fee simple or, with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate, in a single parcel or multiple parcels of real property improved by a Residential Dwelling. With respect to a Co-op Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

     Mortgagor: The obligor on the related Mortgage Note.

     OCC: Office of the Comptroller of the Currency, and any successor thereto.

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the Seller and any servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Seller or any servicer of the Mortgage Loans or in an Affiliate of either and (iii) is not connected with the Seller or any servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

     Option ARM Mortgage Loan: An Adjustable Rate Mortgage Loan that gives the related Mortgagor three different payment options each month, which include: (i) a minimum monthly payment option, (ii) an interest-only payment option or (iii) a full principal and interest option which amortizes over 30 years or less.

     OTS: Office of Thrift Supervision, and any successor thereto.

     Periodic Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect. The Periodic Rate Cap for each Adjustable Rate Mortgage Loan is the rate set forth as such on the related Mortgage Loan Schedule.

     Person:  Any  individual,   corporation,   partnership,  limited  liability
company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable under the Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located.

     Preliminary Mortgage Schedule: As defined in Article III.

     Prepayment Penalty: With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller in exchange for the Mortgage Loans purchased on such Closing Date as calculated in Article IV of this Agreement.

     Purchase Price and Terms Agreement: Those certain agreements setting forth the general terms and conditions of the transactions consummated herein and identifying the Mortgage Loans to be purchased from time to time hereunder, by and between the Seller and the Purchaser.

     Purchaser: Barclays Bank PLC, a public limited liability company, registered in England and Wales under Company number 1026167 and its successors in interest and assigns, or any successor to the Purchaser under this Agreement as herein provided.

     Qualified Appraiser: An appraiser, duly appointed by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

     Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

     Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by the Seller in the month of substitution); (ii) have a Mortgage Interest Rate not less than and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed rate or adjustable rate with same Mortgage Interest Rate Caps); and
(v) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Article IX.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

     Reconstitution Agreements: The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans sold hereunder, in connection with a Whole Loan Transfer, Agency Transfer or a Securitization Transaction pursuant to Article XIII, including, but not limited to, a seller's warranties and servicing agreement with respect to a Whole Loan Transfer, and a pooling and servicing agreement and/or seller/servicer agreements and related custodial/trust agreement and documents with respect to a Securitization Transaction.

     Reconstitution Date: As defined in Article XIII.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1506-1631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Relief Act: The Servicemembers' Civil Relief Act.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The date specified in the Servicing Agreement (with respect to each Mortgage Loan, as specified therein).

     Repurchase Price: As defined in the related Purchase Price and Terms Agreement.

     Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a dwelling unit in a residential cooperative housing corporation, mobile home or manufactured home.

     RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

     Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Security Agreement: The agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

     Seller: As defined in the initial paragraph of the Agreement, together with its successors in interest.

     Seller Information: As defined in Section 16.04(a).

     Servicer: American Home Mortgage Servicing, Inc., or its successor in interest or assigns, or any successor to the Servicer under the Servicing Agreement, as therein provided.

     Servicing Agreement: The agreement to be entered into by the Purchaser and the Servicer, providing for the Servicer to service the Mortgage Loans as specified by the Servicing Agreement.

     Servicing Fee: With respect to each Mortgage Loan subject to the Servicing Agreement, a fee payable monthly equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly and shall be pro-rated for any portion of a month during which the Mortgage Loan is serviced by the Servicer under the Servicing Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by this Agreement) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

     Servicing Fee Rate: An amount per annum as set forth in the Servicing Agreement.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Seller during the period in which the Seller is acting as servicer pursuant to the Servicing Agreement consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser, its designee or the Custodian and copies of the Mortgage Loan Documents.

     Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Seller for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Seller thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Seller with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

     Sponsor: The sponsor, as such term is defined in Item 1101(l) of Regulation AB, with respect to any Securitization Transaction.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

     Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

     Stated Principal Balance: As to each Mortgage Loan (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus
(ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

     Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

     Successor Servicer: Any servicer of one or more Mortgage Loans designated by the Purchaser as being entitled to the benefits of the indemnifications set forth in Sections 9.03 and 14.01.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

     Underwriting Guidelines: The underwriting guidelines of the Seller, a copy of which is attached as an exhibit to the related Assignment and Conveyance.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

                                   ARTICLE II

                              AGREEMENT TO PURCHASE
                              ---------------------

     Section 2.01   Agreement to Purchase.
                    ---------------------

     The Seller agrees to sell from time to time, and the Purchaser agrees to purchase from time to time, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Purchase Price and Terms Agreement, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on each Closing Date.

                                  ARTICLE III

                               MORTGAGE SCHEDULES
                               ------------------


     Section 3.01   Preliminary Mortgage Schedule.
                    ------------------------------

     The Seller from time to time shall provide the Purchaser with certain information constituting a preliminary listing of the Mortgage Loans to be purchased on each Closing Date in accordance with the related Purchase Price and Terms Agreement and this Agreement (each, a "Preliminary Mortgage Schedule").

     Section 3.02   Delivery of Mortgage Loan Schedule.
                    -----------------------------------

     The Seller shall deliver the related Mortgage Loan Schedule for the Mortgage Loans to be purchased on a particular Closing Date to the Purchaser at least five (5) Business Days prior to the related Closing Date. The related Mortgage Loan Schedule shall be the related Preliminary Mortgage Schedule with those Mortgage Loans which have not been funded prior to the related Closing Date deleted.

                                   ARTICLE IV

                                 PURCHASE PRICE
                                 --------------


     Section 4.01   Purchase Price.
                    ---------------

     The Purchase Price for each Mortgage Loan shall be the percentage of par as stated in the related Purchase Price and Terms Agreement (subject to adjustment as provided therein), multiplied by the aggregate principal balance, as of the related Cut-off Date, of the Mortgage Loans listed on the related Mortgage Loan Schedule, after application of scheduled payments of principal due on or before the related Cut-off Date, whether or not collected. The initial principal amount of the Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date. If so provided in the related Purchase Price and Terms Agreement, portions of the Mortgage Loans shall be priced separately.

     In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the current principal amount of the related Mortgage Loans as of the related Cut-off Date at the weighted average Mortgage Interest Rate of the Mortgage Loans, minus any amounts attributable to Servicing Fees as provided in the Servicing Agreement from the related Cut-off Date through the day prior to the related Closing Date, inclusive. The Purchase Price plus accrued interest as set forth in the preceding paragraph shall be paid to the Seller by wire transfer of immediately available funds to an account designated by the Seller in writing.

     The Purchaser shall be entitled to (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected on or after the related Cut-off Date, (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Seller or any successor servicer after the related Cut-off Date shall belong to the

Seller), and (3) all payments of interest on the Mortgage Loans net of applicable Servicing Fees (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date). The outstanding principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date, whether or not collected, together with any unscheduled principal prepayments collected prior to such Cut-off Date; provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such prepaid amounts shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser.

                                   ARTICLE V

                          EXAMINATION OF MORTGAGE FILES
                          -----------------------------


     Section 5.01   Examination of Mortgage Files.
                    ------------------------------

     At least ten (10) Business Days prior to the related Closing Date, the Seller shall (a) deliver to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased, the related Mortgage File, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Purchaser for examination at such other location as shall otherwise be acceptable to the Purchaser. Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and determines, in its sole discretion, that any Mortgage Loans are unacceptable to the Purchaser for any reason, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule, and may be replaced by a Qualified Substitute Mortgage Loan (or Loans) acceptable to the Purchaser. The Purchaser may, at its option and without notice to the Seller, purchase some or all of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided herein.

                                   ARTICLE VI

                       CONVEYANCE FROM SELLER TO PURCHASER
                       -----------------------------------


     Section 6.01   Conveyance of Mortgage Loans.
                    -----------------------------

     The Seller, simultaneously with the delivery of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package to be purchased on each Closing Date, shall execute and deliver an Assignment and Conveyance Agreement in the form attached hereto as Exhibit H (the "Assignment and Conveyance Agreement"). The Seller shall cause the Servicing File retained by the Servicer pursuant to this Agreement and the Servicing Agreement to be appropriately identified in the Servicer's computer system and/or books and records, as appropriate, to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Seller shall cause the Servicer to release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement or the Servicing Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Section 9.03.


     Section 6.02   Books and Records.
                    ------------------

     Record title to each Mortgage as of the related Closing Date shall be in the name of the Seller, an Affiliate of the Seller, the Purchaser or one or more designees of the Purchaser, as the Purchaser shall select. Notwithstanding the foregoing, each Mortgage and related Mortgage Note shall be possessed solely by the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller or the Servicer after the related Cut-off Date on or in connection with a Mortgage Loan shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all funds received on or in connection with a Mortgage Loan shall be received and held by the Seller or the Servicer in trust for the benefit of the Purchaser or the appropriate designee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

     The Seller shall be or shall cause the Servicer to be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Seller shall or shall cause the Servicer to maintain in its possession, available for inspection by the Purchaser, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and periodic inspection reports, as required by the Fannie Mae Guides. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller or the Servicer may be in the form of microfilm or microfiche so long as the Seller or the Servicer complies with the requirements of the Fannie Mae Guides.

     The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

     Section 6.03   Delivery of Mortgage Loan Documents.
                    ------------------------------------

     The Seller shall deliver and release to the Custodian no later than two (2) Business Days prior to the related Closing Date those Mortgage Loan Documents set forth on Exhibit A hereto with respect to each Mortgage Loan set forth on the related Mortgage Loan Schedule.

     The Custodian shall certify its receipt of all such Mortgage Loan Documents for the related Closing Date. The Purchaser shall pay all fees and expenses of the Custodian.


                                      -17

     The Seller shall or shall cause the Servicer to forward to the Custodian, or to such other Person as the Purchaser shall designate in writing, original documents evidencing an assumption, modification, consolidation, conversion or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Seller shall provide the Custodian, or to such other Person as the Purchaser shall designate in writing, with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety days of its submission for recordation.

     In the event any document required to be delivered to the Custodian hereunder, including an original or copy of any document submitted for recordation to the appropriate public recording office, is not so delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing, within 90 days following the related Closing Date (other than with respect to the Assignments of Mortgage which shall be delivered to the Custodian in blank and recorded subsequently by the Purchaser or its designee), and in the event that the Seller does not cure such failure within 60 days of discovery or receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the price and in the manner specified in Section 9.03. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver an original document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Seller, confirming that such documents have been accepted for recording; provided that, upon request of the Purchaser and delivery by the Purchaser to the Seller of a schedule of the related Mortgage Loans, the Seller shall reissue and deliver to the Purchaser or its designee said officer's certificate.

     The Seller shall pay all initial recording fees, if any, for the assignments of mortgage and any other fees or costs in transferring all original documents to the Custodian or, upon written request of the Purchaser, to the Purchaser or the Purchaser's designee. The Purchaser or the Purchaser's designee shall be responsible for recording the Assignments of Mortgage and shall be reimbursed by the Seller for the costs associated therewith pursuant to the preceding sentence.

     Section 6.04   Quality Control Procedures.
                    ---------------------------

     The Seller shall, and shall cause the Servicer to, have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program shall include evaluating and monitoring the overall quality of the Seller's loan production and the servicing activities of the Servicer. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

     Section 6.05   MERS Designated Loans.
                    ----------------------

     With respect to each MERS Designated Mortgage Loan, the Seller shall, on or prior to the related Closing Date, designate the Purchaser as the Investor and the Custodian as custodian, and no Person shall be listed as Interim Funder on the MERS System. In addition, on or prior to the related Closing Date, Seller shall provide the Custodian and the Purchaser with a MERS Report listing the Purchaser as the Investor, the Custodian as custodian and no Person as Interim Funder with respect to each MERS Designated Mortgage Loan.

                                  ARTICLE VII

                         SERVICING OF THE MORTGAGE LOANS
                         -------------------------------

     Section 7.01   Servicing.
                    ----------

     The Mortgage Loans have been sold by the Seller to the Purchaser on a servicing retained basis.

     The Purchaser shall retain the Servicer as independent contract servicer of the Mortgage Loans pursuant to and in accordance with the terms and conditions contained in the Servicing Agreement. The Seller shall cause the Servicer to execute the Servicing Agreement on the initial Closing Date.

     Pursuant to the Servicing Agreement, the Seller shall cause the Servicer to transfer the servicing of the Mortgage Loans on behalf of the Purchaser and shall be entitled to the Servicing Fee and any Ancillary Income with respect to such Mortgage Loans from the related Closing Date until the termination of the Servicing Agreement with respect to any of the Mortgage Loans as set forth in the Servicing Agreement. The Servicer shall conduct such servicing in accordance with the terms of the Servicing Agreement.

                                  ARTICLE VIII

                                   [RESERVED]

                                   ARTICLE IX

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                       OF THE SELLER; REMEDIES FOR BREACH
                       ----------------------------------

     Section 9.01   Representations and Warranties Regarding the Seller.
                    ----------------------------------------------------

     The Seller represents, warrants and covenants to the Purchaser that as of the date hereof and as of each Closing Date:

     (a) Due Organization and Authority. The Seller is a duly organized, validly existing, and in good standing under the laws of the state of New York and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller. The Seller has corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement has been duly executed and delivered and constitutes the valid, legal, binding and enforceable obligation of the Seller, except as enforceability may be limited by
(i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

     (b) No Consent Required. No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Seller is required or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date, be obtained;

     (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (d) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter, by-laws or other organizational documents or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full amount of any insurance benefits accruing pursuant to this Agreement;

     (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to Seller's knowledge, threatened against the Seller, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

     (f) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of Seller's creditors;

     (g) Seller's Origination. The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon the Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated;

     (h) Anti-Money Laundering Laws. The Seller has complied with all applicable anti-money laundering laws, regulations and executive orders, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. Additionally, no Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations; and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

     (i) Financial Statements. The Seller has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. In addition, the Seller has delivered information as to its loan gain and loss experience in respect of foreclosures and its loan delinquency experience for the immediately preceding three-year period, in each case with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period, and all such information so delivered shall be true and correct in all material respects. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Seller has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions;

     (j) Selection Process. The Mortgage Loans were selected from among the outstanding one- to four-family mortgage loans in the Seller's portfolio at the related Closing Date as to which the representations and warranties set forth in
Section 9.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

     (k) Delivery to the Custodian. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan hereunder, shall be delivered to the Custodian all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Seller will be in possession of a complete Mortgage File in compliance with Exhibit A hereto, except for such documents as will be delivered to the Custodian;

     (l) Mortgage Loan Characteristics. The characteristics of the related Mortgage Loan Package are as set forth on the description of the pool characteristics for the applicable Mortgage Loan Package delivered pursuant to
Article XI on the related Closing Date in the form attached as Exhibit B to each related Assignment and Conveyance Agreement;

     (m) No Untrue Information. Neither this Agreement nor any information, statement, tape, diskette, report, form, or other document furnished or to be furnished pursuant to this Agreement or any Reconstitution Agreement or in connection with the transactions contemplated hereby (including any Securitization Transaction or Whole Loan Transfer) contains or will contain any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading;

     (n) No Brokers. The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

     (o) Sale Treatment. The Seller intends to reflect the transfer of the Mortgage Loans as a sale on the books and records of the Seller and the Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for tax and accounting purposes;

     (p) Owner of Record. The Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, except for the Assignments of Mortgage which have been sent for recording, and upon recordation the Seller will be the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan;


                                      -22

     (q) Reasonable Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

     (r) Credit Reporting. The Seller shall cause the Servicer to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. Additionally, the Seller shall cause the Servicer to transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, the Seller shall cause the Servicer to agree to report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off. This representation and warranty is a Deemed Material and Adverse Representation;

     (s) Seasoned Mortgage Loans. The Seller (i) currently operates or actively participates in an on-going and active program or business (A) to originate Mortgages, (B) to make periodic purchases of Mortgage Loans from originators or other sellers, or (C) to issue or purchase securities or bonds supported by the Mortgage Loans, with a portion of the proceeds generated by such program or business being used to purchase or originate Mortgage Loans made to Mortgagors who are: (1) low-income families (families with incomes of 80% or less of area median income), living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80% of the area median income) or (2) very low-income families (families with incomes of 60% or less of area median income); and (ii) agrees that Freddie Mac, for a period of two (2) years following the related Closing Date, may contact the Seller to confirm that it continues to operate or actively participate in the mortgage program or business and to obtain other nonproprietary information about the Seller's activities that may assist Freddie Mac in completing its regulatory reporting requirements. The Seller shall make reasonable efforts to provide such information to Freddie Mac. This representation and warranty is a Deemed Material and Adverse Representation;

     (t) Ability to Service. The Servicer is an approved servicer of conventional residential adjustable and fixed rate Mortgage Loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by the OTS, the OCC or the FDIC, and is in good standing to enforce, originate, sell mortgage loans to, and, with respect to the Servicer, service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Seller or Servicer, as applicable, unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to Fannie Mae or Freddie Mac; and

     (u) Reasonable Servicing Fee. The Seller acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for
accounting   and  tax   purposes,   as   compensation   for  the  servicing  and
administration of the Mortgage Loans pursuant to this Agreement and the Servicing Agreement.

     Section 9.02  Representations and Warranties  Regarding Individual Mortgage
                   -------------------------------------------------------------
Loans.
---

     The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan:

     (a) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

     (b) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note, other than payments not yet thirty (30) days delinquent, have been made and credited. No payment required under the Mortgage Loan is thirty (30) days or more delinquent nor has any payment under the Mortgage Loan been thirty (30) days or more delinquent at any time since the origination of the Mortgage Loan, other than as set forth on the related Mortgage Loan Schedule. The first Monthly Payment shall be made with respect to the Mortgage Loan on its related Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note;

     (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the related Due Date of the first installment of principal and interest;

     (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and which has been delivered to the Custodian or to such other Person as the Purchaser shall designate in writing, and the terms of which are reflected in the related Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, if any, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian or to such other Person as the Purchaser shall designate in writing and the terms of which are reflected in the related Mortgage Loan Schedule;

     (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

     (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 2.10 of the Servicing Agreement. If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section 2.10 of the Servicing Agreement. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

     (g)  Compliance  with  Applicable  Laws.  Any and all  requirements  of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all predatory, abusive and fair lending laws applicable to the Mortgage Loan, including, without limitation, any provisions relating to Prepayment Penalties, have been complied with in all material respects, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations in any material respect, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. This representation and warranty is a Deemed Material and Adverse Representation;

     (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

     (i) Type of Mortgaged Property. With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgaged Property is a fee simple estate or a leasehold estate located in a jurisdiction in which the use of a leasehold estate for residential properties is a widely accepted practice that consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual residential condominium unit in a condominium project, or an individual unit in a planned unit development, or an individual unit in a residential cooperative housing corporation; provided, however, that any condominium unit, planned unit development or residential cooperative housing corporation shall conform with the Underwriting Guidelines. No portion of the Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan) is used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes. None of the Mortgaged Properties are manufactured homes, log homes, mobile homes, geodesic domes or other unique property types;

     (j) Valid First or Second Lien. The Mortgage is a valid, subsisting, enforceable and perfected, first lien (with respect to a First Lien Loan) or second lien (with respect to a Second Lien Loan) on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

          (i) with respect to a Second Lien Loan only, the lien of the first mortgage on the Mortgaged Property;

          (ii) the lien of current real property taxes and assessments not yet due and payable;

          (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the

     Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

          (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

     Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien (with respect to a First Lien Loan) or second lien (with respect to a Second Lien Loan) and first priority (with respect to a First Lien Loan) or second priority (with respect to a Second Lien Loan) security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

     (k) Valid First or Second Priority Security Interest. With respect to any Co-op Loan, the related Mortgage is a valid, subsisting, enforceable and perfected, first priority security interest (with respect to a First Lien Loan) or second priority security interest (with respect to a Second Lien Loan) on the related cooperative shares securing the Mortgage Note, subject only to (a) liens of the related residential cooperative housing corporation for unpaid assessments representing the Mortgagor's pro rata share of the related residential cooperative housing corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security interest intended to be provided by the related Security Agreement;

     (l) [Reserved.]

     (m) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms (including, without limitation, any provisions therein relating to Prepayment Penalties). All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller in connection with the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;


                                      -27

     (n) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

     (o) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Custodian, the Purchaser or the Purchaser's designee, in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

     (p) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

     (q) CLTV, LTV and PMI Policy. No Mortgage Loan that is a Second Lien Loan has a CLTV greater than 100%. No Mortgage Loan has an LTV greater than 100%. Any Mortgage Loan that had at the time of origination an LTV in excess of 80% is insured as to payment defaults by a PMI Policy. Any PMI Policy in effect covers the related Mortgage Loan for the life of such Mortgage Loan. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium if the related PMI Policy is lender-paid;


                                      -28

     (r) Title Insurance. With respect to a Mortgage Loan which is not a Co-op Loan, the Mortgage Loan is covered by an ALTA lender's title insurance policy, or with respect to any Mortgage Loan for which the related Mortgaged Property is located in California a CLTA lender's title insurance policy, or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac and each such title insurance policy is issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first (with respect to a First Lien Loan) or second (with respect to a Second Lien Loan) priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (i), (ii), (iii) and (iv) of paragraph (j) of this Section 9.02, and in the case of Adjustable Rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller, its successor and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

     (s) No Defaults. Other than payments due but not yet 30 days or more delinquent, there is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the Seller nor any of its Affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration;

     (t) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (u) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;


                                      -29

     (v) Origination; Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than seventy days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate as well as, in the case of an Adjustable Rate Mortgage Loan, the Lifetime Rate Cap and the Periodic Cap are as set forth on the related Mortgage Loan Schedule. The Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization (other than with respect to Option ARM Mortgage Loans). Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgage Loan is payable on the first day of each month. Except for Balloon Mortgage Loans, the Mortgage Loan does not require a balloon payment on its stated maturity date;

     (w) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

     (x) Conformance with Agency and Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines (a copy of which is attached to each related Assignment and Conveyance Agreement). The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae and the Seller has not made any representations to a Mortgagor that are inconsistent with the mortgage instruments used;

     (y) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;


                                      -30

     (z) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above;

     (aa) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

     (bb) Acceptable Investment. There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, the Mortgage File or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors who invest in mortgage loans similar to the Mortgage Loan to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan, or cause the Mortgage Loans to prepay during any period materially faster or slower than the mortgage loans originated by the Seller generally;

     (cc) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under this Agreement for each Mortgage Loan have been delivered to the Custodian. The Seller is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit A hereto, except for such documents the originals of which have been delivered to the Custodian;

     (dd) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project such Mortgage Loan was originated in accordance with, and the Mortgaged Property meets the guidelines set forth in the Originator's Underwriting Guidelines;

     (ee) Transfer of Mortgage Loans. The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) with respect to each Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

     (ff) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

     (gg) Assumability. With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

     (hh) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

     (ii) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the applicable Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first (with respect to a First Lien Loan) or second (with respect to a Second Lien Loan) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

     (jj) Mortgaged Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property;

     (kk) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination, servicing and collection practices used by the Seller and the Servicer with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the Seller or the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Interest Rate Adjustment Date. If, pursuant to the terms of the Mortgage Note, another index was selected for determining the Mortgage Interest Rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. The Seller or the Servicer executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

     (ll) Conversion to Fixed Interest Rate. The Mortgage Loan does not contain a provision whereby the Mortgagor is permitted to convert the Mortgage Interest Rate from an adjustable rate to a fixed rate;

     (mm) Other Insurance Policies; No Defense to Coverage. No action, inaction or event has occurred and no state of facts exists or has existed on or prior to the Closing Date that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, PMI Policy or bankruptcy bond (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured), irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or by any officer, director, or employee of the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

     (nn) No Violation of Environmental Laws. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

     (oo) Servicemembers' Civil Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act, or other similar state statute;

     (pp) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

     (qq) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by, and the Seller has complied with, all applicable law with respect to the making of the Mortgage Loans. The Seller shall maintain such statement in the Mortgage File;

     (rr) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction (other than a "construct-to-perm" loan) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;


                                      -33

     (ss) Escrow Analysis. If applicable, with respect to each Mortgage, the Seller has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

     (tt) Prior Servicing. Each Mortgage Loan has been serviced in all material respects in strict compliance with Accepted Servicing Practices;

     (uu) No Default Under First Lien. With respect to each Second Lien Loan, the related First Lien Loan is in full force and effect, and there is no default, lien, breach, violation or event which would permit acceleration existing under such first lien Mortgage or Mortgage Note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration under such First Lien Loan.

     (vv) Right to Cure First Lien. With respect to each Second Lien Loan, the related first lien Mortgage contains a provision which provides for giving notice of default or breach to the mortgagee under the Mortgage Loan and allows such mortgagee to cure any default under the related first lien Mortgage.

     (ww) No Failure to Cure Default. The Seller has not received a written notice of default of any senior mortgage loan related to the Mortgaged Property which has not been cured;

     (xx) Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage. The Seller shall hold the Purchaser harmless from any and all damages, losses, costs and expenses (including attorney's fees) arising from disclosure of credit information in connection with the Purchaser's secondary marketing operations and the purchase and sale of mortgages or Servicing Rights thereto;

     (yy) Leaseholds. If the Mortgage Loan is secured by a leasehold estate, (1) the ground lease is assignable or transferable; (2) the ground lease will not terminate earlier than five years after the maturity date of the Mortgage Loan;
(3) the ground lease does not provide for termination of the lease in the event of lessee's default without the mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure the default; (4) the ground lease permits the mortgaging of the related Mortgaged Property; (5) the ground lease protects the mortgagee's interests in the event of a property condemnation; (6) all ground lease rents, other payments, or assessments that have become due have been paid; and (7) the use of leasehold estates for residential properties is a widely accepted practice in the jurisdiction in which the Mortgaged Property is located;

     (zz) Prepayment Penalty. Each Mortgage Loan that is subject to a Prepayment Penalty as provided in the related Mortgage Note is identified on the related Mortgage Loan Schedule. With respect to each Mortgage Loan that has a Prepayment


                                      -34

Penalty feature, each such Prepayment Penalty is enforceable and will be enforced by the Seller for the benefit of the Purchaser, and each Prepayment Penalty is permitted pursuant to federal, state and local law. Each such Prepayment Penalty is in an amount not more than the maximum amount permitted under applicable law and no such Prepayment Penalty may provide for a term in excess of five (5) years with respect to Mortgage Loans originated prior to October, 1, 2002. With respect to Mortgage Loans originated on or after October 1, 2002, the duration of the Prepayment Penalty period shall not exceed three
(3) years from the date of the Mortgage Note unless the Mortgage Loan was modified to reduce the Prepayment Penalty period to no more than three (3) years from the date of the related Mortgage Note and the Mortgagor was notified in writing of such reduction in Prepayment Penalty period. With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., a rate or fee reduction) in exchange for accepting such Prepayment Penalty, (ii) prior to the Mortgage Loan's origination, the Mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a penalty, (iii) the Prepayment Penalty was adequately disclosed to the Mortgagor in the mortgage loan documents pursuant to applicable state, local and federal law, and (iv) notwithstanding any state, local or federal law to the contrary, the Seller shall not impose such Prepayment Penalty in any instance when the mortgage debt is accelerated or paid off in connection with the workout of a delinquent Mortgage Loan or as a result of the Mortgagor's default in making the Mortgage Loan payments. This representation and warranty is a Deemed Material and Adverse Representation;

     (aaa) Predatory Lending Regulations. No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. This representation and warranty is a Deemed Material and Adverse Representation;

     (bbb) Qualified Mortgage.  The Mortgage Loan is a "qualified mortgage under
Section 860G(a)(3) of the Code;

     (ccc) Tax Service Contract. Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract issued by a provider chosen by the Seller and acceptable to the Purchaser in its sole discretion, and such contract is transferable at no cost to the Purchaser or any Successor Servicer;

     (ddd) Origination. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan;

     (eee) Recordation. Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

     (fff) Co-op Loans.  With  respect to a Mortgage  Loan that is a Co-op Loan,
(i) a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan, (ii) the stock that is pledged as security for the Mortgage Loan is held by a person as a "tenant-stockholder" and the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation," each within the meaning of
Section 216 of the Code and (iii) there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

     (ggg) Mortgagor Bankruptcy. On or prior to the date 60 days after the related Closing Date, the Mortgagor has not filed and will not file a bankruptcy petition or has not become the subject and will not become the subject of involuntary bankruptcy proceedings or has not consented to or will not consent to the filing of a bankruptcy proceeding against it or to a receiver being appointed in respect of the related Mortgaged Property;

     (hhh) [Reserved.]

     (iii) Credit Reporting. The Seller has caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. This representation and warranty is a Deemed Material and Adverse Representation;

     (jjj) Fannie Mae Guides Anti-Predatory Lending Eligibility. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae Guides. This representation and warranty is a Deemed Material and Adverse Representation;

     (kkk) Mortgagor Selection. The Mortgagor was not encouraged or required to select a Mortgage Loan product offered by the Seller which is a higher cost product designed for less creditworthy mortgagors, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account such facts as, without limitation, the Mortgage Loan's requirements and the Mortgagor's credit history, income, assets and liabilities and debt-to-income ratios for a lower-cost credit product then offered by the Seller or any Affiliate of the Seller. If, at the time of loan application, the Mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending Affiliate of the Seller, the Seller referred the related Mortgagor's application to such Affiliate for underwriting consideration. For a Mortgagor who seeks financing through a Mortgage Loan originator's higher-priced subprime lending channel, the Mortgagor was directed towards or offered the Mortgage Loan originator's standard mortgage line if the Mortgagor was able to qualify for one of the standard products. This representation and warranty is a Deemed Material and Adverse Representation;

     (lll) Underwriting Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely solely on the extent of the related Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria such as the Mortgagor's income, assets and liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan's originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the related Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

     (mmm) Purchase of Insurance. No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, property, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, property, accident, unemployment, or health insurance) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

     (nnn) Points and Fees. No Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than (i) $1,000, or (ii) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees" (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party, and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges, which miscellaneous fees and charges, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

     (ooo) Disclosure of Fees and Charges. All fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan, have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. This representation and warranty is a Deemed Material and Adverse Representation;

     (ppp) Balloon Mortgage Loans. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years;

     (qqq) No Arbitration. No Mortgage Loan originated on or after August 1, 2004 requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

This   representation   and   warranty   is  a  Deemed   Material   and  Adverse
Representation;

     (rrr) No Negative Amortization of Related First Lien Loan. With respect to each Second Lien Loan, the related First Lien Loan does not permit negative amortization.

     (sss)  Principal  Residence.  With  respect to each Second  Lien Loan,  the
related  Mortgaged  Property  is  the  Mortgagor's  principal  residence.   This
representation and warranty is a Deemed Material and Adverse Representation;

     (ttt) Simple Interest Mortgage Loans. With respect to each Mortgage Loan that is a simple interest Mortgage Loan, the Mortgage Loan is identified on the related Mortgage Loan Schedule as a simple interest Mortgage Loan, the Mortgage Loan is required to be serviced as a simple interest Mortgage Loan pursuant to the terms of the related Mortgage Note, and the servicing and collection practices used in connection therewith have been in accordance with legal, proper, prudent and customary practices for servicing simple interest Mortgage Loans; and

     (uuu) Option ARM Mortgage Loans. With respect to each Option ARM Mortgage Loan, (a) the Seller (or a servicer on its behalf) either did not provide different payment options after a "teaser period" or, if different payment options were provided, applied each payment received under the Option ARM Mortgage Loan correctly in accordance with Accepted Servicing Practices, (b) unless otherwise set forth on the related Mortgage Loan Schedule, the Option ARM Mortgage Loan has no negative amortization as of the related Closing Date and
(c) such Option ARM Mortgage Loans were serviced in accordance with Accepted Servicing Practices and all payment histories are set forth on the related Mortgage Loan Schedule that would be required to service the Option ARM Mortgage Loans after the related Closing Date in accordance with Accepted Servicing Practices.

     Section 9.03   Remedies for Breach of Representations and Warranties.
                    ------------------------------------------------------

     It is understood and agreed that the representations and warranties set forth in Sections 9.01 and 9.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

     Within 60 days of the earlier of either discovery by or notice to the Seller of any such breach of a representation or warranty, which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the value of the applicable Mortgage Loan or the interest of the Purchaser therein in the case of a representation and warranty relating to a particular Mortgage Loan), the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. Notwithstanding the above sentence, (i) within sixty (60) days after the earlier of either discovery by, or notice to, the Seller of any breach of the representation and warranty set forth in clause (bbb) of Section 9.02, the

Seller shall repurchase such Mortgage Loan at the Repurchase Price and (ii) any breach of a Deemed Material and Adverse Representation shall automatically be deemed to materially and adversely affect the value of the Mortgage Loans or the interest of the Purchaser therein. In the event that a breach shall involve any representation or warranty set forth in Section 9.01, and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans materially and adversely affected by such breach shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. However, if the breach shall involve a representation or warranty set forth in Section 9.02 (other than the representation and warranty set forth in clause (bbb) of such Section or any Deemed Material Breach Representation) and the Seller discovers or receives notice of any such breach within 120 days of the related Closing Date, the Seller shall, at the Purchaser's option and provided that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the materially and adversely affected Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan at the Repurchase Price. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 9.03 shall be accomplished by either (a) if the Servicing Agreement has been entered into and is in effect, a deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution or
(b) if the Servicing Agreement has not been entered into or is no longer in effect, a direct remittance of the Repurchase Price to the Purchaser or its designee in accordance with the Purchaser's instructions.

     At the time of repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Seller shall effect such substitution by delivering to the Custodian or to such other party as the Purchaser may designate in writing for such Qualified Substitute Mortgage Loan the documents required by Section 6.03, with the Mortgage Note endorsed as required by Section 6.03. No substitution will be made in any calendar month after the Determination Date for such month. The Seller shall cause the Servicer to remit directly to the Purchaser, or its designee in accordance with the Purchaser's instructions the Monthly Payment less the Servicing Fee due, if any, on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Seller. For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan.

     For any month in which the Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Seller directly to the Purchaser or its designee in accordance with the Purchaser's instructions within two (2) Business Days of such substitution. Accordingly, on the date of such substitution, the Seller will deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall plus one month's interest thereon at the Mortgage Loan Remittance Rate.

     In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and its present and former directors, officers, employees and agents and any Successor Servicer and its present and former directors, officers, employees and agents and hold such parties harmless against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any representation or warranty contained in this Agreement or any Reconstitution Agreement. It is understood and agreed that the obligations of the Seller set forth in this Section 9.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser and Successor Servicer as provided in this Section 9.03 and in Section 14.01 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. For purposes of this paragraph "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean any Person designated as the Successor Servicer pursuant to this Agreement and any and all Persons who previously were "Successor Servicers" pursuant to this Agreement.

     Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 9.01 and 9.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

     Section 9.04 Repurchase of Mortgage Loans with First Payment Defaults. If the related Mortgagor is delinquent with respect to the Mortgage Loan's first two Monthly Payments after the related Cut-off Date, the Seller, at the Purchaser's option, shall repurchase such Mortgage Loan from the Purchaser at a price equal to the Repurchase Price. The Purchaser shall notify the Seller and request a repurchase within seventy-five (75) days after the related Mortgagor's failure to make such payment and the Seller shall repurchase such delinquent Mortgage Loan within fifteen (15) days of such request.

     Section 9.05 Premium Recapture. With respect to any Mortgage Loan that prepays in full during the first sixty days following the related Closing Date, the Seller shall pay the Purchaser, within three (3) Business Days after such prepayment in full or repurchase, an amount equal to the excess of (i) the Purchase Price Percentage for such Mortgage Loan over par, multiplied by the outstanding principal balance of such Mortgage Loan as of the related Cut-off Date over (ii) any Prepayment Penalties collected on such prepaid Mortgage Loans.

                                    ARTICLE X

                                     CLOSING
                                     -------


     Section 10.01   Conditions to Closing.
                     ----------------------

     The closing for the purchase and sale of each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, each Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

          The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

          i. at least two Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem, a listing on a loan-level basis of the necessary information to compute the Purchase Price of the Mortgage Loans delivered on such Closing Date (including accrued interest), and prepare a Mortgage Loan Schedule;

          ii. all of the representations and warranties of the Seller under this Agreement and under the Servicing Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the Servicing Agreement;

          iii. the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents as specified in Article XI of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

          iv. the Seller shall have delivered and released to the Custodian all documents required pursuant to the Custodial Agreement; and

          v. all other terms and conditions of this Agreement and the related Purchase Price and Terms Agreement shall have been complied with.

     Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Article IV of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.


                                   ARTICLE XI


                                CLOSING DOCUMENTS
                                -----------------


     Section 11.01   Required Closing Documents.
                     ---------------------------

     The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

               (1) this Agreement (to be executed and delivered only for the initial Closing Date);

               (2) the Servicing Agreement, dated as of the initial Cut-off Date (to be executed and delivered only for the initial Closing Date);

               (3) the related Mortgage Loan Schedule (one copy to be attached to the Custodian's counterpart of the Custodial Agreement in connection with the initial Closing Date, and one copy to be attached to the related Assignment and Conveyance as the Mortgage Loan Schedule thereto);

               (4) a Custodian's Certification, as required under the Custodial Agreement;

               (5) a Custodial  Account Letter Agreement or a Custodial  Account
          Certification,   as  applicable,   as  required  under  the  Servicing
          Agreement;

               (6)  an   Escrow   Letter   Agreement   or  an   Escrow   Account
          Certification,   as  applicable,   as  required  under  the  Servicing
          Agreement;

               (7) with respect to the initial Closing Date, an Officer's Certificate of Seller and Servicer, in the form of Exhibit C hereto with respect to each of the Seller and the Servicer, including all attachments thereto; with respect to subsequent Closing Dates, an Officer's Certificate upon request of the Purchaser;

               (8) with respect to the initial Closing Date, an Opinion of Counsel of the Seller and the Servicer (who may be an employee of the Seller or the Servicer), in the form of Exhibit D hereto ("Opinion of Counsel of the Seller or Servicer"); with respect to subsequent
          Closing Dates, an Opinion of Counsel of the Seller and the Servicer upon request of the Purchaser;

               (9) a Security Release Certification, in the form of Exhibit E or F, as applicable, hereto executed by any person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person;

               (10) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

               (11) with respect to the initial Closing Date, the Underwriting Guidelines to be attached hereto as Exhibit G and with respect to each subsequent Closing Date, the Underwriting Guidelines to be attached to the related Assignment and Conveyance;

               (12) Assignment and Conveyance Agreement in the form of Exhibit H hereto, and all exhibits thereto; and

               (13) a MERS Report reflecting the Purchaser as Investor, the Custodian as custodian and no Person as Interim Funder for each MERS Designated Mortgage Loan.

     The Seller shall bear the risk of loss of the closing documents until such time as they are received by the Purchaser or its attorneys.

                                   ARTICLE XII

                                      COSTS
                                      -----

               Section 12.01   Costs.
                               ------

     The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and custodial fees. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans and the Servicing Rights including recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage for a single recordation with respect to each Assignment of Mortgage, and the Seller's attorney's fees, shall be paid by the Seller.

                                  ARTICLE XIII

                   COOPERATION OF SELLER WITH A RECONSTITUTION
                   -------------------------------------------

     Section 13.01   Reconstitution of Mortgage Loans.
                     ---------------------------------

     The Seller and the Purchaser agree that with respect to some or all of the Mortgage Loans, after the related Closing Date, on one or more dates (each, a "Reconstitution Date") at the Purchaser's sole option, the Purchaser may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

      (i) Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each, a "Fannie Mae Transfer"); or

      (ii)   Freddie Mac (the "Freddie Mac Transfer"); or

      (iii) one or more third party purchasers in one or more Whole Loan Transfers; or

      (iv) one or more trusts or other entities to be formed as part of one or more Securitization Transactions.

     The Seller agrees to execute in connection with any Agency Transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Seller among the Purchaser, the Seller, Fannie Mae or Freddie Mac (as the case may be) and any servicer in connection with a Whole Loan Transfer, a seller's warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the parties, and in connection with a Securitization Transaction, a pooling and servicing agreement in form and substance reasonably acceptable to the parties or an Assignment and Recognition Agreement substantially in the form attached hereto as Exhibit I (collectively, the agreements referred to herein are designated, the "Reconstitution Agreements"). Notwithstanding anything to the contrary herein, the Purchaser may effect no more than two Securitization Transactions in connection with any Mortgage Loan Package.

     With respect to each Whole Loan Transfer and each Securitization Transaction entered into by the Purchaser, the Seller agrees (1) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform all Reconstitution Agreements required by the Purchaser, all of which in such form and content as is reasonably acceptable to the Seller; and (3) to restate the representations and warranties set forth in this Agreement as of the Reconstitution Date. The Seller shall provide to such servicer or issuer, as the case may be, and any other participants or purchasers in such Reconstitution:
(i) any and all information and appropriate verification of information which may be reasonably available to the Seller or its Affiliates, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall reasonably request; (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser and reasonably acceptable to the Seller; and (iii) to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Purchaser all of which in such form and content as is reasonably acceptable to the Seller, including, without limitation, an Indemnification and Contribution Agreement in substantially the form attached hereto as Exhibit B. Moreover, the Seller agrees to cooperate with all reasonable requests made by the Purchaser to effect such Reconstitution Agreements. The Seller shall indemnify the Purchaser, each Affiliate of the Purchaser participating in the Reconstitution and each Person who controls the Purchaser or such Affiliate and their respective present and former directors, officers, employees and agents, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that each of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the information provided by or on behalf of the Seller regarding the Seller, the Seller's or other originator's static pool information, the Mortgage Loans or the Underwriting Guidelines set forth in any offering document prepared in connection with any Reconstitution. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

     In the event the Purchaser has elected to have the Seller or the Servicer hold record title to the Mortgages, prior to the Reconstitution Date, the Seller shall prepare an assignment of mortgage in blank or to the prospective purchaser or trustee, as applicable, from the Seller or the Servicer, as applicable, acceptable to the prospective purchaser or trustee, as applicable, for each Mortgage Loan that is part of the Reconstitution and shall pay all preparation and recording costs associated therewith. In connection with the Reconstitution, the Seller shall execute or shall cause the Servicer to execute each assignment of mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the prospective purchaser or trustee, as applicable, upon the Seller's receipt thereof. Additionally, the Seller shall prepare and execute or shall cause the Servicer to execute, at the direction of the Purchaser, any note endorsement in connection with any and all seller/servicer agreements.

     All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and, if the Servicing Agreement shall remain in effect with respect to the related Mortgage Loan Package, shall continue to be serviced in accordance with the terms of this Agreement and the Servicing Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                  ARTICLE XIV

                                   THE SELLER
                                   ----------

     Section 14.01 Additional Indemnification by the Seller; Third Party Claims.
                   -------------------------------------------------------------

     (a) The Seller shall indemnify the Purchaser and its present and former directors, officers, employees and agents and any Successor Servicer and its present and former directors, officers, employees and agents, and hold such parties harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses (including legal fees and expenses incurred in connection with the enforcement of the Seller's indemnification obligation under this Section 14.01) and related costs, judgments, and any other costs, fees and expenses that such parties may sustain in any way related to the failure of the Seller to perform its duties in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to
Article XIII or any breach of any of Seller's representation, warranties and covenants set forth in this Agreement. For purposes of this paragraph "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean any Person designated as the Successor Servicer pursuant to this Agreement and any and all Persons who previously were "Successor Servicers" pursuant to this Agreement.

     (b) Promptly after receipt by an indemnified party under this Section 14.01 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 14.01, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 14.01, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 14.01. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for expenses incurred by the indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable)), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     Section 14.02   Merger or Consolidation of the Seller.
                     --------------------------------------

     The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or


                                      -46
shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall have a net worth of at least $25,000,000.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 15.01   Financial Statements.
                     ---------------------

     The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers audited financial statements of the Seller for the most recently completed three fiscal years respecting which such statements are available, as well as a Consolidated Statement of Condition of the Seller at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Seller shall also make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller shall also make available information on its servicing performance with respect to loans serviced for others, including delinquency ratios.

     The Seller also agrees to allow reasonable access to a knowledgeable financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

     Section 15.02   Mandatory Delivery; Grant of Security Interest.
                     -----------------------------------------------

     The sale and delivery on the related Closing Date of the Mortgage Loans described on the related Mortgage Loan Schedule is mandatory from and after the date of the execution of the related Purchase Price and Terms Agreement, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver (i) each of the related Mortgage Loans or (ii) one or more Qualified Substitute Mortgage Loans or (iii) one or more Mortgage Loans otherwise acceptable to the Purchaser on or before the related Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligations under the related Purchase Price and Terms Agreement, and the Seller agrees that it shall hold such Mortgage Loans in custody for the

Purchaser subject to the Purchaser's (a) right to reject any Mortgage Loan (or Qualified Substitute Mortgage Loan) under the terms of this Agreement and to require another Mortgage Loan (or Qualified Substitute Mortgage Loan) to be substituted therefor, and (b) obligation to pay the Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

     Section 15.03   Notices.
                     --------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

                        i. if to the Seller:

                           American Home Mortgage Corp.
                           538 Broadhollow Road
                           New York, New York 11747
                           Attention:  Alan Horn
                           Fax:  800-209-7276
                           E mail: Alan.Horn@Americanhm.com

                       ii. if to the Purchaser:

                           Barclays Bank PLC
                           200 Cedar Knolls Road
                           Whippany, New Jersey 07981
                           Attention:  Glenn Pearson
                           Fax:  973-576-3736
                           E mail: glenn.pearson@barclayscapital.com

                           With a copy to:

                           Barclays Bank PLC, as administrator
                           200 Park Avenue
                           New York, New York 10166
                           Attention:  Michael Dryden
                           Fax:  212-412-6846
                           E mail: michael.dryden@barclayscapital.com

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     Section 15.04   Severability Clause.
                     --------------------

     Any part, provision representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     Section 15.05   Counterparts.
                     -------------

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     Section 15.06   Governing Law.
                     --------------

     This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the substantive laws of the State of New York (without regard to conflicts of laws principles), except to the extent preempted by Federal law.

     Section 15.07   Intention of the Parties.
                     -------------------------

     It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.


     Section 15.08   Successors and Assigns; Assignment of Purchase Agreement.
                     ---------------------------------------------------------

     This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the prior written consent of the Purchaser, which consent may be withheld by the Purchaser in its sole discretion. This Agreement may be assigned, pledged or hypothecated by the Purchaser in whole or in part, and with respect to one or more of the Mortgage Loans, without the consent of the Seller. There shall be no limitation on the number of assignments or transfers allowable by the Purchaser with respect to the Mortgage Loans and this Agreement. In the event the Purchaser assigns this Agreement, and the assignee assumes any of the Purchaser's obligations hereunder, the Seller acknowledges and agrees to look solely to such assignee, and not to the Purchaser, for performance of the obligations so assumed and the Purchaser shall be relieved from any liability to the Seller with respect thereto.

     Section 15.09   Waivers.
                     --------

     No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     Section 15.10   Exhibits.
                     ---------

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 15.11   General Interpretive Principles.
                     --------------------------------

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 15.12   Reproduction of Documents.
                     --------------------------

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.


     Section 15.13   Further Agreements.
                     -------------------

     The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     Section 15.14   Recordation of Assignments of Mortgage.
                     ---------------------------------------

     To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or their comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

     Section 15.15   No Solicitation.
                     ----------------

     From and after the related Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or Affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail (via electronic means or otherwise), solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that the Seller, or any of its respective Affiliates:

      (i) may advertise its availability for handling refinancings of mortgages in its portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in the servicing portfolio of the Seller and any of its Affiliates (those it owns as well as those serviced for others); and

     (ii) may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available.

     Promotions undertaken by the Seller or by any Affiliate of the Seller which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section
15.15. Section 15.16 Waiver of Trial by Jury.

     THE SELLER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 15.17   Governing Law Jurisdiction; Consent to Service of Process.
                     ----------------------------------------------------------

     THIS AGREEMENT SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART THEREOF IS RECEIVED BY THE PURCHASER IN THE STATE OF NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW RULES AND PRINCIPLES. EACH OF THE PURCHASER AND THE SELLER IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

                                  ARTICLE XVI

                          COMPLIANCE WITH REGULATION AB
                          -----------------------------

     Section 16.01   Intent of the Parties; Reasonableness.
                     --------------------------------------

     The  Purchaser  and the Seller  acknowledge  and agree that the  purpose of
Section 16 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the

Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings where such disclosure is customary in similar offerings in the industry. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

     The Purchaser (including any of its assignees or designees) shall cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

     Section 16.02   Additional Representations and Warranties of the Seller.
                     --------------------------------------------------------

     (a) The Seller shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 16.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller or any Third-Party Originator; and (ii) there are no affiliations, relationships or transactions relating to the Seller or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

     (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 16.03, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     Section 16.03   Information to Be Provided by the Seller.
                     -----------------------------------------

     In connection with any Securitization Transaction the Seller shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a) and (b) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

     (a) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (A) the originator's form of organization;

          (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
     Item 1110(b)(2) of Regulation AB;

          (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller and each Third-Party Originator; and

          (D) a description of any affiliation or relationship between the Seller, each Third-Party Originator and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization
     Transaction:

                (1)      the sponsor;
                (2)      the depositor;
                (3)      the issuing entity;
                (4)      any servicer;
                (5)      any trustee;
                (6)      any originator;
                (7)      any significant obligor;

                (8)      any enhancement or support provider; and
                (9)      any other material transaction party.

     (b) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

     If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (c) [Reserved].

     (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description
of   such   proceedings,    affiliations   or   relationships.

     Section 16.04   Indemnification; Remedies.
                     --------------------------

     (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, the Depositor and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Section 16 by or on behalf of the Seller, or provided under this Section 16 by or on behalf of any Third-Party Originator (collectively, the "Seller Information"), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

          (i) any failure by the Seller or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 16; or

          (ii) any breach by the Seller of a representation or warranty set forth in Section 16.02(a) or in a writing furnished pursuant to Section 16.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 16.02(b) to the extent made as of a date subsequent to such closing date.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller or any Third-Party Originator.

     (b) Any failure by the Seller or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 16, or any breach by the Seller of a representation or warranty set forth in Section 16.02(a) or in a writing furnished pursuant to Section 16.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 16.02(b) to the extent made as of a date subsequent to such closing date, shall immediately and automatically, without notice or grace period, constitute an event of default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under the Servicing Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                                         BARCLAYS BANK PLC
                                            (Purchaser)



                                         By: ___________________________________
                                             Name:
                                             Title:






                                         AMERICAN HOME MORTGAGE CORP.
                                                  (Seller)



                                         By: ___________________________________
                                             Name:
                                             Title:

                                    EXHIBIT A

                         CONTENTS OF EACH MORTGAGE FILE
                         ------------------------------

     _________With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing, pursuant to Article VI of the Mortgage Loan Purchase Agreement to which this
Exhibit is attached (the "Agreement"):

     (a)______the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

     (b) the original of any guarantee executed in connection with the Mortgage Note;

     (c) with respect to Mortgage Loans that are not Co-op Loans, the original Mortgage with evidence of recording thereon. With respect to any Co-op Loan, an original or copy of the Security Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

     (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

     (e) with respect to Mortgage Loans that are not Co-op Loans, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except with respect to MERS Designated Loans). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

     (f) with respect to Mortgage Loans that are not Co-op Loans, the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Loan, MERS) with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

     (g) with respect to Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company;

     (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

     (i) with respect to any Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; and (iv) copies of the financing statement filed by the originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing; and

     (j) if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by the Seller to be a true and correct copy of the original.

     In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and
(iv) specify the date the applicable recorded document will be delivered to the Custodian; provided, however, that any recorded document shall in no event be delivered later than one year following the related Closing Date. An extension of the date specified in clause (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                    EXHIBIT B

                             FORM OF INDEMNIFICATION
                                       AND
                             CONTRIBUTION AGREEMENT

     THIS INDEMNIFICATION AND CONTRIBUTION AGREEMENT dated _________, 200_ ("Agreement") among [______________] a [______________] (the "Depositor"),
[______________],  a [______________] (the "Underwriter"), and [______________],
a [______________] (the "Indemnifying Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Indemnifying Party and the Depositor are parties to the Pooling and Servicing Agreement (as defined herein);

     WHEREAS, the Indemnifying Party originated or acquired the Mortgage Loans and subsequently sold the Mortgage Loans to Barclays Bank PLC (the "Purchaser"), an affiliate of the Depositor, in anticipation of the securitization transaction;

     WHEREAS,   the  Indemnifying  Party  also  stands  to  receive  substantial financial benefits in its capacity as servicer under the Pooling and Servicing Agreement;

     WHEREAS, as an inducement to the Depositor to enter into the Pooling and Servicing Agreement and the Underwriter to enter into the Underwriting Agreement (as defined herein), the Indemnifying Party wishes to provide for indemnification and contribution on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1______Certain Defined Terms. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

     1933 Act: The Securities Act of 1933, as amended.

     1934 Act: The Securities Exchange Act of 1934, as amended.

     Agreement: This Indemnification and Contribution Agreement, as the same may be amended in accordance with the terms hereof.

     Free Writing Prospectus: Any written communication that constitutes a "free writing prospectus," as defined in Rule 405 under the 1933 Act.

     Indemnified Parties: As defined in Section 3.1.

     Indemnifying Party: As defined in Section 3.1.

     Indemnifying Party Information: (A) All information provided by or on behalf of the Indemnifying Party specifically for inclusion in the Prospectus Supplement, the Offering Circular, any Free Writing Prospectus or any amendment or supplement thereto (i) contained under the headings "Summary--Relevant Parties--Responsible Party [and Servicer,"] "The Mortgage Loan
Pool--Underwriting Guidelines" [and "The Servicer"] and (ii) regarding the Mortgage Loans, the related mortgagors and/or the related Mortgaged Properties (but in the case of this clause (ii), only to the extent any untrue statement or omission arose from or is based upon errors or omissions in the information concerning the Mortgage Loans, the related mortgagors and/or the related Mortgaged Properties, as applicable, provided to the Depositor or any affiliate by or on behalf of the Indemnifying Party)[, and (B) any static pool information regarding mortgage loans originated or acquired by the Seller [and included in the Prospectus Supplement, the Offering Circular, or the Free Writing Prospectus or any amendment or supplement thereto] [incorporated by reference from the Seller's website located at ______________]].

     Offering Circular: The offering circular, dated [ ], 200_, relating to the private offering of the Privately Offered Certificates, including any structural term sheets, collateral terms sheets and computational materials used in connection with such offering.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of ___________, 200_, among the Depositor, the Indemnifying Party, as responsible party and servicer, and [______________].

     Privately Offered Certificates: [_______] [_______], Mortgage Pass-Through Certificates, Series [_______], Class [__] issued pursuant to the Pooling and Servicing Agreement.

     Prospectus Supplement: The preliminary prospectus supplement, dated ___________, 200_, together with the final prospectus supplement, dated
___________,   200_,   relating  to  the  offering  of  the   Publicly   Offered
Certificates.

     Publicly Offered Certificates: [_______] [_______], Mortgage Pass-Through Certificates, Series [_______], Class [__], Class [__], Class [__], Class [__], Class [__], Class [__] and Class [__] issued pursuant to the Pooling and Servicing Agreement.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1506-1631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Underwriting Agreement: The Underwriting Agreement, dated ___________, 200_, among the Depositor and the Underwriter, relating to the sale of the Publicly Offered Certificates.

     1.2______Other Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     (a)______Each party hereto represents and warrants that it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement;

     (b)______Each party hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by such party; and

     (c)______Each party hereto represents and warrants that assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party.

                                   ARTICLE III

                                 INDEMNIFICATION

     3.1______Indemnification by the Indemnifying Party of the Depositor and the Underwriter. (a) The Indemnifying Party shall indemnify and hold harmless the Depositor and the Underwriter, and their respective present and former directors, officers, employees, agents and each Person, if any, that controls the Depositor, the Underwriter, within the meaning of either the 1933 Act or the 1934 Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages, penalties, fines, forfeitures or liabilities, joint or several, to which each such Indemnified Party may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, the Offering Circular, any Free Writing Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information set forth in the Indemnifying Party Information, and the Indemnifying Party shall in each case reimburse each Indemnified Party for any legal or other costs, fees, or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, penalty, fine, forfeiture, liability or action. The Indemnifying Party's liability under this Section 3.1 shall be in addition to any other liability that the Indemnifying Party may otherwise have.

     The Depositor shall indemnify and hold harmless the Indemnifying Party and its present and former directors, officers, employees, agents and each Person, if any, that controls the Indemnifying Party, within the meaning of either the 1933 Act or the 1934 Act (collectively, the "American Home Indemnified Parties"), against any and all losses, claims, damages, penalties, fines, forfeitures or liabilities, joint or several, to which each such American Home Indemnified Party may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, the Offering Circular, any Free Writing Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information other than the Indemnifying Party Information set forth in the Prospectus Supplement, the Offering Circular, any Free Writing Prospectus, and the Depositor shall in each case reimburse each American Home Indemnified Party for any legal or other costs, fees, or expenses reasonably incurred by such American Home Indemnified Party in connection with investigating or defending any such loss, claim, damage, penalty, fine, forfeiture, liability or action.

     (b)______If the indemnification provided for in this Section 3.1 shall for any reason be unavailable to an Indemnified Party under this Section 3.1 (other than due to indemnification not being applicable under Section 3.1(a)), then the party which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages, penalty, fine, forfeiture, costs, fees and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative fault of the Depositor or the Underwriter, on the one hand, and the Indemnifying Party, on the other hand, in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.1, each director of a party to this Agreement and each Person, if any, that controls a party to this Agreement within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such party.

     3.2______Notification; Procedural Matters. Promptly after receipt by an Indemnified Party under Section 3.1 of notice of any claim or the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Indemnifying Party (or if a claim for contribution is to be made against another party) under Section 3.1, notify the Indemnifying Party (or other contributing party) in writing of the claim or the commencement of such action; provided, however, that the failure to notify the Indemnifying Party (or other contributing party) shall not relieve it from any liability which it may have under Section 3.1 except to the extent it has been materially prejudiced by such failure; and provided, further, however, that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party (or to the party requesting contribution) otherwise than under Section 3.1. In case any such action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that, by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, the Indemnifying Party elects to assume the defense thereof, it may participate with counsel reasonably satisfactory to such Indemnified Party; provided, however, that if the defendants in any such action include the Indemnified Party, the
Indemnifying Party and counsel to the Indemnified Party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party, or if the use of counsel chosen by the Indemnifying Party to represent the Indemnified Parties would present such counsel with a conflict of interest, the Indemnified Party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or parties. Upon receipt of notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of such counsel, such approval not to be unreasonably withheld, the Indemnifying Party shall not be liable to such Indemnified Party under this paragraph for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the Indemnifying Party shall have authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which consent shall not be unreasonably withheld. In no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                                   ARTICLE IV

                                     GENERAL

     4.1______Survival.  This  Agreement  and  the  obligations  of the  parties
hereunder  shall  survive  the  purchase  and  sale  of  the  Publicly   Offered
Certificates and Privately Offered Certificates.

     4.2______Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, each Indemnified Party and their respective successors and assigns, and no other Person shall have any right or obligation hereunder.

     4.3______Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

     4.4______Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

     4.5______Notices. All communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to:

     In the case of the Depositor:

                           [____________________]
                           [____________________]
                           [____________________]1
                           Attention:  [___________]
                           Telephone:  [__________]

                  with a copy to:

                           [____________________]
                           [____________________]
                           [____________________]
                           Attention:
                           [___________]
                           Telephone: [__________]

                  In the case of the Underwriter:

                           [____________________]
                           [____________________]
                           [____________________]
                           Attention:  [___________]
                           Telephone:  [__________]

                  In the case of the Indemnifying Party:

                           [______________]
                           [______________]
                           [______________]
                           Attention:


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first above written.


                                       [DEPOSITOR]



                                       By: _____________________________________
                                           Name:
                                           Title:


                                       [UNDERWRITER]



                                       By: _____________________________________
                                           Name:
                                           Title:


                                       [INDEMNIFYING PARTY]



                                       By: _____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT C

                  SELLER'S OR SERVICER'S OFFICER'S CERTIFICATE
                  --------------------------------------------

     _________I, ____________________, hereby certify that I am the duly elected [Vice] President of [American Home Mortgage Corp.][American Home Mortgage Servicing, Inc.], a [state] [federally] chartered institution organized under the laws of the [state of ____________] [United States] (the "Company") and further as follows:

          1._______Attached hereto as Exhibit 1 is a true, correct and complete copy of the charter of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification since ___________.

          2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Company which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since ___________.

          3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

          4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Company authorizing the Company to execute and deliver (a) the Mortgage Loan Purchase Agreement, dated as of November 1, 2006 (the "Purchase Agreement"), by and between Barclays Bank PLC (the "Purchaser") and the Company (b) the Servicing Agreement, by and between the Purchaser and the American Home Mortgage Servicing, Inc. (the "Servicer") (the "Servicing Agreement") [and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original [or facsimile] signature], and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since ____________. The Purchase Agreement and the Servicing Agreement may be referred to herein as the "Agreements."

          5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreements, [the sale of the mortgage loans] or the consummation of the transactions contemplated by the agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

          6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreements conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company or, to the best of my knowledge, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

          7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreements, or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreements.

          8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Company, signed (a) the Agreements, and (b) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

          9. The Company is duly authorized to engage in the transactions described and contemplated in the Agreements.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.


Date:______________________________   By: ______________________________________
                                         Name:
[Seal]                                   Title:    [Vice] President

     I,     ________________________,     an     [Assistant]     Secretary    of
______________[COMPANY], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

     IN WITNESS WHEREOF, I have hereunto signed my name.



Date:______________________________   By: ______________________________________
                                           Name:
[Seal]                                     Title:    [Assistant] Secretary

                                  EXHIBIT 5 to
                         Company's Officer's Certificate


        NAME                      TITLE                     SIGNATURE
        ----                      -----                     ---------


--------------------   ---------------------------   ---------------------------

--------------------   ---------------------------   ---------------------------

--------------------   ---------------------------   ---------------------------

--------------------   ---------------------------   ---------------------------

--------------------   ---------------------------   ---------------------------

--------------------   ---------------------------   ---------------------------

--------------------   ---------------------------   ---------------------------

                                    EXHIBIT D

              FORM OF OPINION OF COUNSEL TO THE SELLER OR SERVICER
              ----------------------------------------------------

                                     (date)

Barclays Bank PLC
200 Park Avenue
New York, New York 10166

Dear Sirs:

     You have requested [our] [my] opinion, as [Assistant] General Counsel to [American Home Mortgage Corp.] [American Home Mortgage Servicing, Inc.](the "Company"), with respect to certain matters in connection with the sale by the Company of the Mortgage Loans pursuant to that certain Mortgage Loan Purchase Agreement by and between the Company and Barclays Bank PLC (the "Purchaser"), dated as of November 1, 2006 (the "Purchase Agreement") and that certain Servicing Agreement, dated as of November 1, 2006, by and between American Home Mortgage Servicing, Inc., and the Purchaser (the "Servicing Agreement") and collectively with the Purchase Agreement and the Servicing Agreement, the "Agreements") which sale is in the form of whole loans. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

          [We] [I] have examined the following documents:

          1. the Purchase Agreement;

          2. the Servicing Agreement;

          3. the form of Assignment of Mortgage;

          4. the form of endorsement of the Mortgage Notes; and

          5. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

     To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Company contained in the [Purchase Agreement][Servicing Agreement]. [We] [I] have assumed the authenticity of all documents submitted to [us] [me] as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

          Based upon the foregoing, it is [our] [my] opinion that:

          1. The Company is a [type of entity] duly organized, validly existing and in good standing under the laws of the [United States] and is qualified to transact business in, and is in good standing under, the laws of [the state of incorporation].

          2. The Company has the power to engage in the transactions contemplated by the Agreements and all requisite power, authority and legal right to execute and deliver the Agreements and to perform and observe the terms and conditions of the Agreements.

          3. The Agreements have been duly authorized, executed and delivered by the Company, and are the legal, valid and binding agreements enforceable in accordance with their terms against the Company, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

          4. The Company has been duly authorized to allow any of its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Agreements.

          5. The Company has been duly authorized to allow any of its officers to execute by original [or facsimile] signature the endorsements to the Mortgage Notes and the Assignments of Mortgages, and the original [or facsimile] signature of the officer at the Company executing the endorsements to the Mortgage Notes and the Assignments of Mortgages represents the legal and valid signature of said officer of the Company.

          6. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreements and the sale of the Mortgage Loans by the Company or the consummation of the transactions contemplated by the Agreements or (ii) any required consent, approval, authorization or order has been obtained by the Company.

          7. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Agreements conflict or will conflict with or results or will result in a breach of or constitute or will constitute a default under the charter or by-laws of the Company or, to the best of my knowledge, the material terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

          8. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Company which, in [our] [my] judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreements or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreements.

          9. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreements is sufficient to fully transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

          10. The Mortgages have been duly assigned and the Mortgage Notes have been duly endorsed as provided in the Custodial Agreement. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located. The endorsement of the Mortgage Notes, the delivery to the Purchaser, or its designee, of the Assignments of Mortgage, and the delivery of the original endorsed Mortgage Notes to the Purchaser, or its designee, are sufficient to permit the Purchaser to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Company, and are sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Company from being enforceable.

     Except as otherwise set forth in the Agreements, I assume no obligation to revise this opinion or alter its conclusions to update or support this letter to reflect any facts or circumstances that may hereafter develop.

     This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of the date of this opinion.

                                               Very truly yours,



                                               _____________________________
                                                   [Name]
                                                   [Assistant] General Counsel

                                    EXHIBIT E

                     FORM OF SECURITY RELEASE CERTIFICATION
                     --------------------------------------




                                                      ___________________, 200__

[Federal Home Loan Bank of
______(the "Association")]
__________________________
__________________________
__________________________

Attention:    ___________________________
              ___________________________

     Re:   Notice of Sale and Release of Collateral
           ----------------------------------------

Dear Sirs:

     This letter serves as notice that _American Home Mortgage Corp. a [type of entity], organized pursuant to the laws of [the State of incorporation] (the "Company") has committed to sell certain mortgage loans to Barclays Bank PLC under a Mortgage Loan Purchase Agreement, dated as of November 1, 2006. The Company warrants that the mortgage loans to be sold to Barclays Bank PLC are in addition to and beyond any collateral required to secure advances made by the Association to the Company.

     The Company acknowledges that the mortgage loans to be sold to Barclays Bank PLC shall not be used as additional or substitute collateral for advances made by the Association. Barclays Bank PLC understands that the balance of the Company's mortgage loan portfolio may be used as collateral or additional collateral for advances made by the Association, and confirms that it has no interest therein.

     Execution of this letter by the Association shall constitute a full and complete release of any security interest, claim, or lien which the Association may have against the mortgage loans to be sold to Barclays Bank PLC.

     [Signature Page Follows]

               Very truly yours,

          ______________________________



         By:____________________________
         Name:__________________________
         Title:_________________________
         Date:__________________________



Acknowledged and approved:


[FEDERAL HOME LOAN BANK OF]

__________________________

By:_____________________________________
Name:___________________________________
Title:__________________________________
Date:___________________________________

                                    EXHIBIT F

                     FORM OF SECURITY RELEASE CERTIFICATION
                     --------------------------------------

                         I. Release of Security Interest
                            ----------------------------

     The financial institution named below hereby relinquishes any and all right, title, interest, lien or claim of any kind it may have in all mortgage loans described on the attached Schedule A (the "Mortgage Loans"), to be purchased by Barclays Bank PLC from the company named on the next page (the "Company") pursuant to that certain Mortgage Loan Purchase Agreement, dated as of November 1, 2006, and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company or its designees, as of the date and time of the sale of such Mortgage Loans to Barclays Bank PLC. Such release shall be effective automatically without any further action by any party upon payment in one or more installments, in immediately available funds, of $_____________, in accordance with the wire instructions set forth below.

Name, Address and Wire Instructions of Financial Institution


         ________________________________
                     (Name)

         ________________________________
                    (Address)


         ________________________________

         ________________________________

         ________________________________





         By:_____________________________

                          II. Certification of Release
                              ------------------------

     The Company named below hereby certifies to Barclays Bank PLC that, as of the date and time of the sale of the above-mentioned Mortgage Loans to Barclays Bank PLC the security interests in the Mortgage Loans released by the above-named financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                                 _______________________________

                                                 By:____________________________
                                                 Title:_________________________
                                                 Date:__________________________

                                    EXHIBIT G

                             UNDERWRITING GUIDELINES
                             -----------------------

                                    EXHIBIT H

                   FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT
                   -------------------------------------------

     On this ___ day of ____________, 200_, American Home Mortgage Corp. ("Seller"), as the Seller under (i) that certain Purchase Price and Terms Agreement, dated as of _________, 200_ (the "PPTA"), and (ii) that certain Mortgage Loan Purchase Agreement, dated as of November 1, 2006 (the "Purchase Agreement"), does hereby sell, transfer, assign, set over and convey to Barclays Bank PLC ("Purchaser") as the Purchaser under the Agreements (as defined below) without recourse, but subject to the terms of the Agreements, all right, title and interest of, in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A (the "Mortgage Loans"), together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Each Mortgage Loan subject to the Agreements was underwritten in accordance with, and conforms to, the Underwriting Guidelines attached hereto as Exhibit C. Pursuant to Article VI of the Purchase Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Purchase Agreement. The contents of each Servicing File required to be retained by American Home Mortgage Servicing, Inc. ("Servicer") under that certain Servicing Agreement, dated as of November 1, 2006 (the "Servicing Agreement") to service the Mortgage Loans pursuant to the Servicing Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The Servicer's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Servicing Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller or the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in a custodial capacity only. The PPTA, the Purchase Agreement and the Servicing Agreement shall collectively be referred to as the "Agreements" herein.

     The Mortgage Loan Package characteristics of the Mortgage Loans subject hereto are set forth on Exhibit B attached hereto.

     In accordance with Article VI of the Purchase Agreement, the Purchaser accepts the Mortgage Loans listed on Exhibit A attached hereto. Notwithstanding the foregoing the Purchaser does not waive any rights or remedies it may have under the Agreements.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                        AMERICAN HOME MORTGAGE CORP.



                                        By:  ___________________________________
                                            Name:
                                            Title:



Accepted and Agreed:

BARCLAYS BANK PLC




By:  _____________________________________________________
     Name:
     Title:

                                    EXHIBIT A
                     TO ASSIGNMENT AND CONVEYANCE AGREEMENT


                               THE MORTGAGE LOANS
                               ------------------

                                    EXHIBIT B
                     TO ASSIGNMENT AND CONVEYANCE AGREEMENT


               [Pool Characteristics of the Mortgage Loan Package
                   as delivered on the related Closing Date:]

                                    EXHIBIT C
                     TO ASSIGNMENT AND CONVEYANCE AGREEMENT


                             UNDERWRITING GUIDELINES
                             -----------------------

                                    EXHIBIT I

                  FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated [____________ __, 20__] ("Agreement"), among Barclays Bank PLC ("Assignor"), [____________________] ("Assignee") and [SELLER] (the "Company"):

     For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

     1._______The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated as of November 1, 2006, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Purchase Agreement relates to the Mortgage Loans.

     The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement or (ii) the rights of the Purchaser under Section 9.04 of the Purchase Agreement.

Recognition of the Company
--------------------------

     2._______From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this Agreement to [__________________] (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of [______], 200_ (the "Pooling Agreement"), among the Assignee, the Assignor, [___________________], as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the "Trustee"), [____________________], as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer"). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser, the Custodian or the Bailee under the Purchase

Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

Representations and Warranties of the Company
---------------------------------------------

     3._______The Company warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

          (d) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase Agreement, and the Company is solvent.

     4._______Pursuant to Section 13 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Section 9.02 of the Purchase Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof unless otherwise specifically stated in such representations and warranties.

Remedies for Breach of Representations and Warranties
-----------------------------------------------------

     5._______The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee and the Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Section 9.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Miscellaneous
-------------

     6._______This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     7._______No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

     8._______This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

     9._______Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.

     10.______This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     11.______In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

     12.______Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                             AMERICAN HOME MORTGAGE CORP.



                                             By: _______________________________
                                                 Name:__________________________
                                                 Its:___________________________



                                             BARCLAYS BANK PLC



                                             By: _______________________________
                                                 Name:__________________________
                                                 Its:___________________________



                                             By: _______________________________
                                                 Name:__________________________
                                                 Its:___________________________




                                             [__________________________]



                                             By: _______________________________
                                                 Name:__________________________
                                                 Its:___________________________

                EXHIBIT A TO ASSIGNMENT AND RECOGNITION AGREEMENT
                -------------------------------------------------

                             Mortgage Loan Schedule